SOUTHERN STATES BANCSHARES, INC.	615 Quintard Avenue / Anniston, AL 36201 / (256) 241-1092

Southern States Bancshares, Inc. Announces Second Quarter 2023 Financial Results

Second Quarter 2023 Performance and Operational Highlights
•Net income of $8.8 million, or $0.98 per diluted share

•Core net income(1) of $7.1 million, or $0.79 per diluted share(1)

•Net interest income of $19.4 million, a decrease of $114,000 from the prior quarter

•Net interest margin (“NIM”) of 3.73%, down 34 basis points from the prior quarter

•NIM of 3.74% on a fully-taxable equivalent basis (“NIM - FTE”)(1)

•Return on average assets (“ROAA”) of 1.60%; return on average stockholders’ equity (“ROAE”) of 18.15%; and return on average tangible common equity (“ROATCE”)(1) of 20.01%

•Core ROAA(1) of 1.29%; and core ROATCE(1) of 16.13%

•Efficiency ratio of 51.00%

•Linked-quarter loan growth was 17.4% annualized

•Linked-quarter total deposit growth was 30.1% annualized and 20.7% annualized, net of brokered deposits

•Repurchased $405,000 of common stock, representing 19,202 shares at an average price of $21.07 during the quarter

(1) See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.

ANNISTON, Ala., July 24, 2023 – Southern States Bancshares, Inc. (NASDAQ: SSBK) (“Southern States” or the “Company”), the holding company for Southern States Bank, an Alabama state-chartered commercial bank (the “Bank”), today reported net income of $8.8 million, or $0.98 diluted earnings per share, for the second quarter of 2023. This compares to net income of $7.7 million, or $0.85 diluted earnings per share, for the first quarter of 2023, and net income of $5.2 million, or $0.59 diluted earnings per share, for the second quarter of 2022. The Company reported core net income of $7.1 million, or $0.79 diluted core earnings per share, for the second quarter of 2023. This compares to core net income of $7.3 million, or $0.80 diluted core earnings per share, for the first quarter of 2023, and core net income of $5.3 million, or $0.59 diluted core earnings per share, for the second quarter of 2022 (see “Reconciliation of Non-GAAP Financial Measures”).

CEO Commentary

Mark Chambers, Chief Executive Officer and President of Southern States, said, “Our team continued to identify attractive lending opportunities and build deposits across our footprint, prudently growing and delivering strong earnings while maintaining our unwavering focus on risk management and excellent credit quality.’’

“Our total loans grew 4.3% from the prior quarter and 20.0% from the second quarter of 2022. We more than funded our loan growth with an increase in our core deposits as we continued to expand our customer base. Meanwhile, our non-performing loans as a percentage of the overall portfolio totaled just 0.06%, down from both the first quarter and a year earlier. We continue to build upon the momentum we generated over the past several years across some of the most economically resilient markets in the South.’’
“While our funding costs rose during the quarter alongside higher interest rates, impacting our net interest margin, we have robust liquidity and capital levels that give Southern States the financial strength to drive ongoing growth. We are well-positioned to cultivate new business through superior customer service, giving gives us confidence in our ability to deliver long-term value for our shareholders.”

Net Interest Income and Net Interest Margin

	Three Months Ended			% Change June 30, 2023 vs.
	June 30, 2023	March 31, 2023	June 30, 2022	March 31, 2023		June 30, 2022
	(Dollars in thousands)

Average interest-earning assets	$2,091,998	$1,947,957	$1,710,022	7.4%		22.3%
Net interest income	$19,432	$19,546	$16,365	(0.6)%		18.7%
Net interest margin	3.73%	4.07%	3.84%	(34)	bps	(11)	bps

Net interest income for the second quarter of 2023 was $19.4 million, a decrease of 0.6% from $19.5 million for the first quarter of 2023. The decrease was primarily driven by the impact of higher interest rates paid on deposits, which more than offset an increase in the yield on interest-earning assets.

Relative to the second quarter of 2022, net interest income increased $3.1 million, or 18.7%. The increase was partially the result of improvement in the yield on interest-earning assets, which outpaced the rise in costs of deposits and other borrowings. In addition, we benefited from the significant organic growth in interest-earning assets year over year.

Net interest margin for the second quarter of 2023 was 3.73%, compared to 4.07% for the first quarter of 2023. The decrease was primarily due to higher interest rates paid on interest-bearing liabilities, which outpaced the increase in yield on interest-earning assets.

Relative to the second quarter of 2022, net interest margin decreased from 3.84%. The decrease was primarily due to a rapid increase in interest rates, which accelerated cost on interest-bearing liabilities at a faster pace than the yield received on interest-earning assets. A shift from noninterest-bearing deposits to interest-bearing deposits also had a negative impact on net interest margin.

Noninterest Income

	Three Months Ended			% Change June 30, 2023 vs.
	June 30, 2023	March 31, 2023	June 30, 2022	March 31, 2023	June 30, 2022
	(Dollars in thousands)

Service charges on deposit accounts	$456	$450	$480	1.3%	(5.0)%
Swap fees	173	(4)	21	(4425.0)%	723.8%
SBA/USDA fees	66	134	93	(50.7)%	(29.0)%
Mortgage origination fees	188	100	213	88.0%	(11.7)%
Net gain (loss) on securities	(45)	514	(42)	(108.8)%	7.1%
Other operating income	6,024	592	639	917.6%	842.7%
Total noninterest income	$6,862	$1,786	$1,404	284.2%	388.7%

Noninterest income for the second quarter of 2023 was $6.9 million, an increase of 284.2% from $1.8 million for the first quarter of 2023. The second quarter included $5.1 million in employee retention credits (“ERC”) and interest from the Federal government as well as $264,000 in fees related to ERC from a third party.

Relative to the second quarter of 2022, noninterest income increased 388.7% from $1.4 million. The second quarter of 2023 included $5.1 million in ERC and interest from the Federal government as well as $264,000 in fees related to ERC from a third party.

Noninterest Expense

	Three Months Ended			% Change June 30, 2023 vs.
	June 30, 2023	March 31, 2023	June 30, 2022	March 31, 2023	June 30, 2022
	(Dollars in thousands)

Salaries and employee benefits	$7,863	$6,311	$5,982	24.6%	31.4%
Equipment and occupancy expenses	694	683	719	1.6%	(3.5)%
Data processing fees	646	593	570	8.9%	13.3%
Regulatory assessments	180	342	262	(47.4)%	(31.3)%
Other operating expenses	4,049	2,229	2,119	81.7%	91.1%
Total noninterest expenses	$13,432	$10,158	$9,652	32.2%	39.2%

Noninterest expense for the second quarter of 2023 was $13.4 million, an increase of 32.2% from $10.2 million for the first quarter of 2023. The increase was primarily attributable to an increase in salaries and benefits, substantially as a result of one-time retirement related expenses of our former CEO in May 2023 and professional fees paid to a third party during the second quarter related to ERC.

Relative to the second quarter of 2022, noninterest expense increased 39.2% from $9.7 million. The increase was primarily attributable to an increase in salaries and benefits, substantially as a result of one-time retirement related expenses of our former CEO in May 2023 and professional fees paid to a third party during the second quarter related to ERC.

Loans and Credit Quality

	Three Months Ended			% Change June 30, 2023 vs.
	June 30, 2023	March 31, 2023	June 30, 2022	March 31, 2023	June 30, 2022
	(Dollars in thousands)

Gross loans	1,722,278	1,650,929	1,435,089	4.3%	20.0%
Unearned income	(5,766)	(5,614)	(4,884)	2.7%	18.1%
Loans, net of unearned income (“Loans”)	$1,716,512	$1,645,315	$1,430,205	4.3%	20.0%
Average loans, net of unearned (“Average loans”)	$1,676,816	$1,609,564	$1,359,320	4.2%	23.4%

Nonperforming loans (“NPL”)	$1,010	$1,646	$3,550	(38.6)%	(71.5)%
Provision for credit losses	$1,557	$1,181	$1,304	31.8%	19.4%
Allowance for credit losses (“ACL”)	$21,385	$19,855	$16,807	7.7%	27.2%
Net charge-offs (recoveries)	$27	$197	$(11)	(86.3)%	(345.5)%
NPL to gross loans	0.06%	0.10%	0.25%
Net charge-offs (recoveries) to average loans(1)	0.01%	0.05%	0.00%
ACL to loans	1.25%	1.21%	1.18%

(1) Ratio is annualized.

Loans, net of unearned income, were $1.7 billion at June 30, 2023, up $71.2 million from March 31, 2023 and up $286.3 million from June 30, 2022. The linked-quarter and year-over-year increases in loans were primarily attributable to new business growth across our footprint.

Nonperforming loans totaled $1.0 million, or 0.06% of gross loans, at June 30, 2023, compared with $1.6 million, or 0.10% of gross loans, at March 31, 2023, and $3.6 million, or 0.25% of gross loans, at June 30, 2022. The $636,000 net decrease in nonperforming loans in the second quarter of 2023 was primarily attributable to a commercial real estate loan that was paid-off. The $2.5 million net decrease in nonperforming loans from June 30, 2022, was primarily attributable to a significant commercial real estate loan being moved back to accruing status, two loans that were charged-off and one loan that was paid-off.

The Company recorded a provision for credit losses of $1.6 million for the second quarter of 2023, compared to $1.2 million for the first quarter of 2023. The increase in provision was primarily due to changes in our qualitative economic factors and modest loan growth for the quarter.

Net charge-offs for the second quarter of 2023 were $27,000, or 0.01% of average loans on an annualized basis, compared to net charge-offs of $197,000, or 0.05% of average loans on an annualized basis, for the first quarter of 2023, and net recoveries of $11,000, or 0.00% of average loans on an annualized basis, for the second quarter of 2022.

The Company’s allowance for credit losses was 1.25% of total loans and 2117.33% of nonperforming loans at June 30, 2023, compared with 1.21% of total loans and 1206.26% of nonperforming loans at March 31, 2023. Allowance for credit losses on unfunded commitments was $1.5 million at June 30, 2023.

Deposits

	Three Months Ended			% Change June 30, 2023 vs.
	June 30, 2023	March 31, 2023	June 30, 2022	March 31, 2023	June 30, 2022
	(Dollars in thousands)

Noninterest-bearing deposits	$449,433	$433,832	$512,598	3.6%	(12.3)%
Interest-bearing deposits	1,474,478	1,355,659	1,132,348	8.8%	30.2%
Total deposits	$1,923,911	$1,789,491	$1,644,946	7.5%	17.0%

Uninsured deposits	$553,084	$567,709	$660,115	(2.6)%	(16.2)%
Uninsured deposits to total deposits	28.75%	31.72%	40.13%
Noninterest deposits to total deposits	23.36%	24.24%	31.16%

Total deposits were $1.9 billion at June 30, 2023, up from $1.8 billion at March 31, 2023 and $1.6 billion at June 30, 2022. The $134.4 million increase in total deposits in the second quarter was due to an increase of $118.8 million in interest-bearing deposits and by a $15.6 million increase in noninterest-bearing deposits. Included in the increase was $49.1 million in brokered deposits.

Capital

	June 30, 2023		March 31, 2023		June 30, 2022
	Company	Bank	Company	Bank	Company	Bank

Tier 1 capital ratio to average assets	8.70%	11.82%	8.89%	12.19%	8.78%	10.97%
Risk-based capital ratios:
Common equity tier 1 (“CET1”) capital ratio	9.11%	12.37%	9.00%	12.34%	8.92%	11.14%
Tier 1 capital ratio	9.11%	12.37%	9.00%	12.34%	8.92%	11.14%
Total capital ratio	14.42%	13.47%	14.41%	13.38%	12.58%	12.09%

As of June 30, 2023, total stockholders’ equity was $197.2 million, up from $189.7 million at March 31, 2023. The increase of $7.6 million was substantially due to strong earnings growth.

About Southern States Bancshares, Inc.
Headquartered in Anniston, Alabama, Southern States Bancshares, Inc. is a bank holding company that operates primarily through its wholly-owned subsidiary, Southern States Bank. The Bank is a full service community banking institution, which offers an array of deposit, loan and other banking-related products and services to businesses and individuals in its communities. The Bank operates 13 branches in Alabama and Georgia and two loan production offices in Atlanta.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which reflect our current expectations and beliefs with respect to, among other things, future events and our financial performance. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. This may be especially true given recent events and trends in the banking industry and the inflationary environment. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the dates made, we cannot give any assurance that such expectations will prove correct and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 under the section entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict.

These statements are often, but not always, made through the use of words or phrases such as “may,” “can,” “should,” “could,” “to be,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “likely,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would” and “outlook,” or the negative version of those words or other similar words or phrases of a future or forward-looking nature. Forward-looking statements appear in a number of places in this press release and may include statements about business strategy and prospects for growth, operations, ability to pay dividends, competition, regulation and general economic conditions.

Contact Information

Lynn Joyce	Kevin Dobbs
(205) 820-8065	(310) 622-8245
ljoyce@ssbank.bank	ssbankir@finprofiles.com

SELECT FINANCIAL DATA
(Dollars in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Results of Operations
Interest income	$32,185	$28,699	$17,752	$60,884	$33,624
Interest expense	12,753	9,153	1,387	21,906	2,605
Net interest income	19,432	19,546	16,365	38,978	31,019
Provision for credit losses	1,557	1,181	1,304	2,738	2,004
Net interest income after provision	17,875	18,365	15,061	36,240	29,015
Noninterest income	6,862	1,786	1,404	8,648	2,737
Noninterest expense	13,432	10,158	9,652	23,590	18,942
Income tax expense	2,549	2,322	1,590	4,871	3,030
Net income	$8,756	$7,671	$5,223	$16,427	$9,780
Core net income(1)	$7,058	$7,280	$5,255	$14,339	$10,086

Share and Per Share Data
Shares issued and outstanding	8,738,814	8,723,763	8,691,620	8,738,814	8,691,620
Weighted average shares outstanding:
Basic	8,763,635	8,762,450	8,740,295	8,763,046	8,818,327
Diluted	8,950,847	9,044,490	8,894,577	9,001,600	8,960,565
Earnings per share:
Basic	$1.00	$0.87	$0.60	$1.87	$1.11
Diluted	$0.98	$0.85	$0.59	$1.82	$1.09
Core - diluted(1)	$0.79	$0.80	$0.59	$1.59	$1.13
Book value per share	$22.57	$21.74	$19.32	$22.57	$19.32
Tangible book value per share(1)	$20.52	$19.68	$17.23	$20.52	$17.23
Cash dividends per common share	$0.09	$0.09	$0.09	$0.18	$0.18

Performance and Financial Ratios
ROAA	1.60%	1.51%	1.15%	1.56%	1.09%
ROAE	18.15%	16.67%	12.32%	17.43%	11.36%
Core ROAA(1)	1.29%	1.44%	1.16%	1.36%	1.13%
ROATCE(2)	20.01%	18.45%	13.80%	19.25%	12.70%
Core ROATCE(1)	16.13%	17.51%	13.89%	16.80%	13.10%
NIM	3.73%	4.07%	3.84%	3.89%	3.69%
NIM - FTE(2)	3.74%	4.09%	3.86%	3.90%	3.70%
Net interest spread	2.86%	3.33%	3.67%	3.08%	3.53%
Yield on loans	6.61%	6.38%	4.80%	6.50%	4.74%
Yield on interest-earning assets	6.17%	5.97%	4.16%	6.08%	4.00%
Cost of interest-bearing liabilities	3.31%	2.64%	0.49%	3.00%	0.47%
Cost of funds(2)	2.58%	2.01%	0.34%	2.31%	0.33%
Cost of interest-bearing deposits	3.12%	2.42%	0.34%	2.79%	0.34%
Cost of total deposits	2.38%	1.81%	0.23%	2.11%	0.23%
Noninterest deposits to total deposits	23.36%	24.24%	31.16%	23.36%	31.16%
Core deposits to total deposits	86.43%	88.57%	94.86%	86.43%	94.86%
Uninsured deposits to total deposits	28.75%	31.72%	40.13%	28.75%	40.13%
Total loans to total deposits	89.22%	91.94%	86.95%	89.22%	86.95%
Efficiency ratio	51.00%	48.79%	54.19%	50.02%	55.45%
Core efficiency ratio(1)	49.96%	48.79%	54.19%	49.38%	55.45%

(1) See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.
(2) Includes total interest-bearing liabilities and noninterest deposits.

SELECT FINANCIAL DATA
(Dollars in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Financial Condition (ending)
Total loans	$1,716,512	$1,645,315	$1,430,205	$1,716,512	$1,430,205
Total securities	182,717	183,197	171,411	182,717	171,411
Total assets	2,277,803	2,135,622	1,902,495	2,277,803	1,902,495
Total noninterest bearing deposits	449,433	433,832	512,598	449,433	512,598
Total core deposits(1)	1,662,855	1,584,915	1,560,390	1,662,855	1,560,390
Total deposits	1,923,911	1,789,491	1,644,946	1,923,911	1,644,946
Total borrowings	131,472	131,372	72,013	131,472	72,013
Total liabilities	2,080,554	1,945,959	1,734,548	2,080,554	1,734,548
Total shareholders’ equity	197,249	189,663	167,947	197,249	167,947

Financial Condition (average)
Total loans	$1,676,816	$1,609,564	$1,359,320	$1,643,376	$1,319,090
Total securities	196,731	192,348	178,527	194,552	170,151
Total other interest-earning assets	218,451	146,045	172,175	182,447	207,990
Total interest-bearing assets	2,091,998	1,947,957	1,710,022	2,020,375	1,697,231
Total assets	2,200,843	2,057,005	1,821,437	2,129,328	1,804,321
Total noninterest-bearing deposits	438,987	438,735	502,728	438,862	508,560
Total interest-bearing deposits	1,412,047	1,300,632	1,059,362	1,356,648	1,041,728
Total deposits	1,851,034	1,739,367	1,562,090	1,795,510	1,550,288
Total borrowings	131,411	104,901	72,066	118,229	65,506
Total interest-bearing liabilities	1,543,458	1,405,533	1,131,428	1,474,877	1,107,234
Total shareholders’ equity	193,516	186,639	170,038	190,096	173,621

Asset Quality
Nonperforming loans	$1,010	$1,646	$3,550	$1,010	$3,550
Other real estate owned (“OREO”)	$2,870	$2,930	$2,930	$2,870	$2,930
Nonperforming assets (“NPA”)	$3,880	$4,576	$6,480	$3,880	$6,480
Net charge-offs (recovery) to average loans(2)	0.01%	0.05%	—%	0.03%	0.01%
Provision for credit losses to average loans(2)	0.37%	0.30%	0.38%	0.34%	0.31%
ACL to loans	1.25%	1.21%	1.18%	1.25%	1.18%
ACL to gross loans	1.24%	1.20%	1.17%	1.24%	1.17%
ACL to NPL	2117.33%	1206.26%	473.44%	2117.33%	473.44%
NPL to loans	0.06%	0.10%	0.25%	0.06%	0.25%
NPL to gross loans	0.06%	0.10%	0.25%	0.06%	0.25%
NPA to gross loans and OREO	0.22%	0.28%	0.45%	0.22%	0.45%
NPA to total assets	0.17%	0.21%	0.34%	0.17%	0.34%

Regulatory and Other Capital Ratios
Total shareholders’ equity to total assets	8.66%	8.88%	8.83%	8.66%	8.83%
Tangible common equity to tangible assets(3)	7.94%	8.11%	7.95%	7.94%	7.95%
Tier 1 capital ratio to average assets	8.70%	8.89%	8.78%	8.70%	8.78%
Risk-based capital ratios:
CET1 capital ratio	9.11%	9.00%	8.92%	9.11%	8.92%
Tier 1 capital ratio	9.11%	9.00%	8.92%	9.11%	8.92%
Total capital ratio	14.42%	14.41%	12.58%	14.42%	12.58%

(1) We define core deposits as total deposits excluding brokered deposits and time deposits greater than $250,000.
(2) Ratio is annualized.
(3) See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands)

	June 30, 2023	March 31, 2023	December 31, 2022	June 30, 2022
	(Unaudited)	(Unaudited)	(Audited)	(Unaudited)

Assets
Cash and due from banks	$21,299	$17,245	$15,260	$22,167
Interest-bearing deposits in banks	159,818	99,541	90,198	95,156
Federal funds sold	84,812	76,010	63,041	73,024
Total cash and cash equivalents	265,929	192,796	168,499	190,347

Securities available for sale, at fair value	163,075	163,550	155,544	151,749
Securities held to maturity, at amortized cost	19,642	19,647	19,652	19,662
Other equity securities, at fair value	3,762	3,806	4,444	6,958
Restricted equity securities, at cost	3,862	3,862	3,134	2,825
Loans held for sale	1,589	2,376	1,047	2,709

Loans, net of unearned income	1,716,512	1,645,315	1,587,164	1,430,205
Less allowance for credit losses	21,385	19,855	20,156	16,807
Loans, net	1,695,127	1,625,460	1,567,008	1,413,398

Premises and equipment, net	26,957	27,098	27,345	28,467
Accrued interest receivable	7,372	7,077	6,963	4,839
Bank owned life insurance	29,521	29,350	29,186	29,509
Annuities	15,359	15,489	15,478	15,540
Foreclosed assets	2,870	2,930	2,930	2,930
Goodwill	16,862	16,862	16,862	16,862
Core deposit intangible	1,062	1,144	1,226	1,368
Other assets	24,814	24,175	25,886	15,332

Total assets	$2,277,803	$2,135,622	$2,045,204	$1,902,495

Liabilities and Stockholders' Equity
Liabilities:
Deposits:
Noninterest-bearing	$449,433	$433,832	$460,977	$512,598
Interest-bearing	1,474,478	1,355,659	1,259,766	1,132,348
Total deposits	1,923,911	1,789,491	1,720,743	1,644,946

Other borrowings	(13)	(16)	(19)	—
FHLB advances	45,000	45,000	31,000	25,000
Subordinated notes	86,485	86,388	86,314	47,013
Accrued interest payable	1,063	844	584	88
Other liabilities	24,108	24,252	24,863	17,501

Total liabilities	2,080,554	1,945,959	1,863,485	1,734,548

Stockholders' equity:
Common stock	43,830	43,798	43,714	43,458
Capital surplus	77,101	77,053	76,785	75,597
Retained earnings	88,603	80,642	73,764	58,039
Accumulated other comprehensive loss	(10,799)	(9,846)	(11,048)	(8,439)
Unvested restricted stock	(709)	(965)	(477)	(708)
Vested restricted stock units	(777)	(1,019)	(1,019)	—

Total stockholders' equity	197,249	189,663	181,719	167,947

Total liabilities and stockholders' equity	$2,277,803	$2,135,622	$2,045,204	$1,902,495

CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest income:
Loans, including fees	$27,630	$25,335	$16,265	$52,965	$31,031
Taxable securities	1,641	1,383	788	3,024	1,407
Nontaxable securities	228	291	309	519	608
Other interest and dividends	2,686	1,690	390	4,376	578
Total interest income	32,185	28,699	17,752	60,884	33,624

Interest expense:
Deposits	10,998	7,768	889	18,766	1,762
Other borrowings	1,755	1,385	498	3,140	843
Total interest expense	12,753	9,153	1,387	21,906	2,605

Net interest income	19,432	19,546	16,365	38,978	31,019
Provision for credit losses	1,557	1,181	1,304	2,738	2,004
Net interest income after provision for credit losses	17,875	18,365	15,061	36,240	29,015

Noninterest income:
Service charges on deposit accounts	456	450	480	906	925
Swap fees	173	(4)	21	169	36
SBA/USDA fees	66	134	93	200	481
Mortgage origination fees	188	100	213	288	499
Net gain (loss) on securities	(45)	514	(42)	469	(403)
Other operating income	6,024	592	639	6,616	1,199
Total noninterest income	6,862	1,786	1,404	8,648	2,737

Noninterest expenses:
Salaries and employee benefits	7,863	6,311	5,982	14,174	11,707
Equipment and occupancy expenses	694	683	719	1,377	1,424
Data processing fees	646	593	570	1,239	1,134
Regulatory assessments	180	342	262	522	525
Other operating expenses	4,049	2,229	2,119	6,278	4,152
Total noninterest expenses	13,432	10,158	9,652	23,590	18,942

Income before income taxes	11,305	9,993	6,813	21,298	12,810

Income tax expense	2,549	2,322	1,590	4,871	3,030

Net income	$8,756	$7,671	$5,223	$16,427	$9,780

Basic earnings per share	$1.00	$0.87	$0.60	$1.87	$1.11

Diluted earnings per share	$0.98	$0.85	$0.59	$1.82	$1.09

AVERAGE BALANCE SHEET AND NET INTEREST MARGIN
(Dollars in thousands)

	Three Months Ended
	June 30, 2023			March 31, 2023			June 30, 2022
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Assets:
Interest-earning assets:
Loans, net of unearned income(1)	$1,676,816	$27,630	6.61%	$1,609,564	$25,335	6.38%	$1,359,320	$16,265	4.80%
Taxable securities	151,107	1,641	4.36%	139,516	1,383	4.02%	121,677	788	2.60%
Nontaxable securities	45,624	228	2.00%	52,832	291	2.24%	56,850	309	2.18%
Other interest-earnings assets	218,451	2,686	4.93%	146,045	1,690	4.69%	172,175	390	0.91%
Total interest-earning assets	$2,091,998	$32,185	6.17%	$1,947,957	$28,699	5.97%	$1,710,022	$17,752	4.16%
Allowance for credit losses	(20,154)			(20,493)			(15,815)
Noninterest-earning assets	128,999			129,541			127,230
Total Assets	$2,200,843			$2,057,005			$1,821,437

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing transaction accounts	92,245	20	0.09%	93,951	20	0.08%	114,743	27	0.09%
Savings and money market accounts	845,742	6,872	3.26%	806,001	5,040	2.54%	735,845	625	0.34%
Time deposits	474,060	4,106	3.47%	400,680	2,708	2.74%	208,774	237	0.46%
FHLB advances	45,000	529	4.72%	18,578	159	3.47%	25,000	21	0.33%
Other borrowings	86,411	1,226	5.69%	86,323	1,226	5.76%	47,066	477	4.07%
Total interest-bearing liabilities	$1,543,458	$12,753	3.31%	$1,405,533	$9,153	2.64%	$1,131,428	$1,387	0.49%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	$438,987			$438,735			$502,728
Other liabilities	24,882			26,098			17,243
Total noninterest-bearing liabilities	463,869			464,833			519,971
Stockholders’ Equity	193,516			186,639			170,038
Total Liabilities and Stockholders’ Equity	$2,200,843			$2,057,005			$1,821,437

Net interest income		$19,432			$19,546			$16,365
Net interest spread(2)			2.86%			3.33%			3.67%
Net interest margin(3)			3.73%			4.07%			3.84%
Net interest margin - FTE(4)(5)			3.74%			4.09%			3.86%
Cost of funds(6)			2.58%			2.01%			0.34%
Cost of interest-bearing deposits			3.12%			2.42%			0.34%
Cost of total deposits			2.38%			1.81%			0.23%
(1)Includes nonaccrual loans.
(2)Net interest spread is the difference between interest rates earned on interest earning assets and interest rates paid on interest-bearing liabilities.
(3)Net interest margin is a ratio of net interest income to average interest earning assets for the same period.
(4)Net interest margin - FTE is a ratio of fully-taxable equivalent net interest income to average interest earning assets for the same period. It assumes a 24.0% tax rate.
(5)Refer to “Reconciliation of Non-GAAP Financial Measures”.
(6)Includes total interest-bearing liabilities and noninterest deposits.

AVERAGE BALANCE SHEET AND NET INTEREST MARGIN
(Dollars in thousands)

	Six Months Ended
	June 30, 2023			June 30, 2022
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Assets:
Interest-earning assets:
Loans, net of unearned income(1)	$1,643,376	$52,965	6.50%	$1,319,090	$31,031	4.74%
Taxable securities	145,344	3,024	4.20%	114,289	1,407	2.48%
Nontaxable securities	49,208	519	2.13%	55,862	608	2.19%
Other interest-earnings assets	182,447	4,376	4.84%	207,990	578	0.56%
Total interest-earning assets	$2,020,375	$60,884	6.08%	$1,697,231	$33,624	4.00%
Allowance for credit losses	(20,315)			(15,430)
Noninterest-earning assets	129,268			122,520
Total Assets	$2,129,328			$1,804,321

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing transaction accounts	93,093	40	0.09%	112,874	53	0.09%
Savings and money market accounts	825,982	11,911	2.91%	705,841	1,217	0.35%
Time deposits	437,573	6,815	3.14%	223,013	492	0.45%
FHLB advances	31,862	688	4.35%	25,472	43	0.34%
Other borrowings	86,367	2,452	5.73%	40,034	800	4.03%
Total interest-bearing liabilities	$1,474,877	$21,906	3.00%	$1,107,234	$2,605	0.47%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	$438,862			$508,560
Other liabilities	25,493			14,906
Total noninterest-bearing liabilities	$464,355			$523,466
Stockholders’ Equity	190,096			173,621
Total Liabilities and Stockholders’ Equity	$2,129,328			$1,804,321

Net interest income		$38,978			$31,019
Net interest spread(2)			3.08%			3.53%
Net interest margin(3)			3.89%			3.69%
Net interest margin - FTE(4)(5)			3.90%			3.70%
Cost of funds(6)			2.31%			0.33%
Cost of interest-bearing deposits			2.79%			0.34%
Cost of total deposits			2.11%			0.23%
(1)Includes nonaccrual loans.
(2)Net interest spread is the difference between interest rates earned on interest earning assets and interest rates paid on interest-bearing liabilities.
(3)Net interest margin is a ratio of net interest income to average interest earning assets for the same period.
(4)Net interest margin - FTE is a ratio of fully-taxable equivalent net interest income to average interest earning assets for the same period. It assumes a 24.0% tax rate.
(5)Refer to “Reconciliation of Non-GAAP Financial Measures”.
(6)Includes total interest-bearing liabilities and noninterest deposits.

LOAN COMPOSITION
(Dollars in thousands)

	June 30, 2023		March 31, 2023		December 31, 2022		June 30, 2022
	Amount	% of gross	Amount	% of gross	Amount	% of gross	Amount	% of gross

Real estate mortgages:
Construction and development	$228,236	13.3%	$227,560	13.8%	$255,736	16.1%	$185,164	12.9%
Residential	214,897	12.5%	196,923	11.9%	167,891	10.5%	153,275	10.7%
Commercial	1,011,815	58.7%	948,251	57.5%	904,872	56.8%	867,815	60.4%
Commercial and industrial	259,195	15.0%	270,825	16.4%	256,553	16.1%	219,284	15.3%
Consumer and other	8,135	0.5%	7,370	0.4%	7,655	0.5%	9,551	0.7%
Gross loans	1,722,278	100.0%	1,650,929	100.0%	1,592,707	100.0%	1,435,089	100.0%
Unearned income	(5,766)		(5,614)		(5,543)		(4,884)
Loans, net of unearned income	1,716,512		1,645,315		1,587,164		1,430,205
Allowance for credit losses	(21,385)		(19,855)		(20,156)		(16,807)
Loans, net	$1,695,127		$1,625,460		$1,567,008		$1,413,398

DEPOSIT COMPOSITION
(Dollars in thousands)

	June 30, 2023		March 31, 2023		December 31, 2022		June 30, 2022
	Amount	% of total	Amount	% of total	Amount	% of total	Amount	% of total

Noninterest-bearing transaction	$449,433	23.3%	$433,833	24.2%	$460,977	26.8%	$512,598	31.2%
Interest-bearing transaction	922,835	48.0%	877,166	49.0%	837,127	48.6%	836,230	50.8%
Savings	41,574	2.2%	47,742	2.7%	49,235	2.9%	67,583	4.1%
Time deposits, $250,000 and under	438,228	22.8%	366,271	20.5%	307,145	17.8%	188,682	11.5%
Time deposits, over $250,000	71,841	3.7%	64,479	3.6%	66,259	3.9%	39,853	2.4%
Total deposits	$1,923,911	100.0%	$1,789,491	100.0%	$1,720,743	100.0%	$1,644,946	100.0%

Nonperfoming Assets
(Dollars in thousands)

	June 30, 2023	March 31, 2023	December 31, 2022	June 30, 2022

Nonaccrual loans	$1,010	$1,646	$2,245	$3,550
Past due loans 90 days or more and still accruing interest	—	—	—	—
Total nonperforming loans	1,010	1,646	2,245	3,550
OREO	2,870	2,930	2,930	2,930
Total nonperforming assets	$3,880	$4,576	$5,175	$6,480

Troubled debt restructured loans – nonaccrual(1)	724	805	832	676
Troubled debt restructured loans – accruing	1,328	1,272	1,292	1,323
Total troubled debt restructured loans	$2,052	$2,077	$2,124	$1,999

Allowance for credit losses	$21,385	$19,855	$20,156	$16,807
Loans, net of unearned income at the end of the period	$1,716,512	$1,645,315	$1,587,164	$1,430,205
Gross loans outstanding at the end of period	$1,722,278	$1,650,929	$1,592,707	$1,435,089
Total assets	$2,277,803	$2,135,622	$2,045,204	$1,902,495
Allowance for credit losses to nonperforming loans	2117.33%	1206.26%	897.82%	473.44%
Nonperforming loans to loans, net of unearned income	0.06%	0.10%	0.14%	0.25%
Nonperforming loans to gross loans	0.06%	0.10%	0.14%	0.25%
Nonperforming assets to gross loans and OREO	0.22%	0.28%	0.32%	0.45%
Nonperforming assets to total assets	0.17%	0.21%	0.25%	0.34%

Nonaccrual loans by category:
Real estate mortgages:
Construction & Development	$33	$64	$67	$73
Residential Mortgages	297	267	565	563
Commercial Real Estate Mortgages	671	1,263	1,278	2,135
Commercial & Industrial	9	51	312	768
Consumer and other	—	1	23	11
Total	$1,010	$1,646	$2,245	$3,550

(1) Troubled debt restructured loans are excluded from nonperforming loans unless they otherwise meet the definition of nonaccrual loans or are more than 90 days past due.

Allowance for Credit Losses
(Dollars in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Average loans, net of unearned income	$1,676,816	$1,609,564	$1,359,320	$1,643,376	$1,319,090
Loans, net of unearned income	$1,716,512	$1,645,315	$1,430,205	$1,716,512	$1,430,205
Gross loans	$1,722,278	$1,650,929	$1,435,089	$1,722,278	$1,435,089
Allowance for credit losses at beginning of the period	$19,855	$20,156	$15,492	$20,156	$14,844
Impact of adoption of ASC 326	$—	$(1,285)	$—	$(1,285)	$—
Charge-offs:
Construction and development	—	—	7	—	66
Residential	—	—	—	—	7
Commercial	—	—	—	—	—
Commercial and industrial	44	218	—	262	—
Consumer and other	—	6	1	6	7
Total charge-offs	44	224	8	268	80
Recoveries:
Construction and development	—	—	—	—	—
Residential	17	11	18	28	35
Commercial	—	—	—	—	—
Commercial and industrial	—	14	—	14	—
Consumer and other	—	2	1	2	4
Total recoveries	17	27	19	44	39
Net charge-offs (recoveries)	$27	$197	$(11)	$224	$41

Provision for credit losses	$1,557	$1,181	$1,304	$2,738	$2,004
Balance at end of the period	$21,385	$19,855	$16,807	$21,385	$16,807

Allowance for credit losses on unfunded commitments at beginning of the period	$1,285	$—	$—	$—	$—
Impact of adoption of ASC 326	—	1,285	—	1,285	—
Provision for credit losses on unfunded commitments	210	—	—	210	—
Balance at the end of the period	$1,495	$1,285	$—	$1,495	$—

Allowance to loans, net of unearned income	1.25%	1.21%	1.18%	1.25%	1.18%
Allowance to gross loans	1.24%	1.20%	1.17%	1.24%	1.17%
Net charge-offs (recoveries) to average loans, net of unearned income(1)	0.01%	0.05%	—%	0.03%	0.01%
Provision for credit losses to average loans, net of unearned income(1)	0.37%	0.30%	0.38%	0.34%	0.31%

(1) Ratio is annualized.

Reconciliation of Non-GAAP Financial Measures
Noninterest Expense
In addition to reporting GAAP results, the Company reports non-GAAP financial measures in this earnings release and other disclosures. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our performance. While we believe that these non-GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.

The following table provides a reconciliation of the non-GAAP financial measures to their most directly comparable financial measure presented in accordance with GAAP.

Reconciliation of Non-GAAP Financial Measures
(Dollars in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Net income	$8,756	$7,671	$5,223	$16,427	$9,780
Add: One-time retirement related expenses	1,571	—	—	1,571	—
Add: Professional fees related to ERC	1,243	—	—	1,243	—
Add: Net OREO gains	7	—	—	7	—
Less: Employee retention related revenue	5,100	—	—	5,100	—
Less: Gain (loss) on securities	(45)	514	(42)	469	(403)
Less: Tax effect	(536)	(123)	10	(660)	97
Core net income	$7,058	$7,280	$5,255	$14,339	$10,086
Average assets	$2,200,843	$2,057,005	$1,821,437	$2,129,328	$1,804,321
Core return on average assets	1.29%	1.44%	1.16%	1.36%	1.13%

Net income	$8,756	$7,671	$5,223	$16,427	$9,780
Add: One-time retirement related expenses	1,571	—	—	1,571	—
Add: Professional fees related to ERC	1,243	—	—	1,243	—
Add: Net OREO gains	7	—	—	7	—
Add: Provision	1,557	1,181	1,304	2,738	2,004
Less: Employee retention related revenue	5,100	—	—	5,100	—
Less: Gain (loss) on securities	(45)	514	(42)	469	(403)
Add: Income taxes	2,549	2,322	1,590	4,871	3,030
Pretax pre-provision core net income	$10,628	$10,660	$8,159	$21,288	$15,217
Average assets	$2,200,843	$2,057,005	$1,821,437	$2,129,328	$1,804,321
Pretax pre-provision core return on average assets	1.94%	2.10%	1.80%	2.02%	1.70%

Net interest income	$19,432	$19,546	$16,365	$38,978	$31,019
Add: Fully-taxable equivalent adjustments(1)	65	85	83	143	161
Net interest income - FTE	$19,497	$19,631	$16,448	$39,121	$31,180

Net interest margin	3.73%	4.07%	3.84%	3.89%	3.69%
Effect of fully-taxable equivalent adjustments(1)	0.01%	0.02%	0.02%	0.01%	0.01%
Net interest margin - FTE	3.74%	4.09%	3.86%	3.90%	3.70%

Total stockholders' equity	$197,249	$189,663	$167,947	$197,249	$167,947
Less: Intangible assets	17,924	18,006	18,230	17,924	18,230
Tangible common equity	$179,325	$171,657	$149,717	$179,325	$149,717

(1) Assumes a 24.0% tax rate.

Reconciliation of Non-GAAP Financial Measures
(Dollars in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Core net income	$7,058	$7,280	$5,255	$14,339	$10,086
Diluted weighted average shares outstanding	8,950,847	9,044,490	8,894,577	9,001,600	8,960,565
Diluted core earnings per share	$0.79	$0.80	$0.59	$1.59	$1.13

Common shares outstanding at year or period end	8,738,814	8,723,763	8,691,620	8,738,814	8,691,620
Tangible book value per share	$20.52	$19.68	$17.23	$20.52	$17.23

Total assets at end of period	$2,277,803	$2,135,622	$1,902,495	$2,277,803	$1,902,495
Less: Intangible assets	17,924	18,006	18,230	17,924	18,230
Adjusted assets at end of period	$2,259,879	$2,117,616	$1,884,265	$2,259,879	$1,884,265
Tangible common equity to tangible assets	7.94%	8.11%	7.95%	7.94%	7.95%

Total average shareholders equity	$193,516	$186,639	$170,038	$190,096	$173,621
Less: Average intangible assets	17,974	18,055	18,270	18,014	18,304
Average tangible common equity	$175,542	$168,584	$151,768	$172,082	$155,317
Net income to common shareholders	$8,756	$7,671	$5,223	$16,427	$9,780
Return on average tangible common equity	20.01%	18.45%	13.80%	19.25%	12.70%
Average tangible common equity	$175,542	$168,584	$151,768	$172,082	$155,317
Core net income	$7,058	$7,280	$5,255	$14,339	$10,086
Core return on average tangible common equity	16.13%	17.51%	13.89%	16.80%	13.10%

Net interest income	$19,432	$19,546	$16,365	$38,978	$31,019
Add: Noninterest income	6,862	1,786	1,404	8,648	2,737
Less: Employee retention related revenue	5,100	—	—	5,100	—
Less: Gain (loss) on securities	(45)	514	(42)	469	(403)
Operating revenue	$21,239	$20,818	$17,811	$42,057	$34,159

Expenses:
Total noninterest expense	$13,432	$10,158	$9,652	$23,590	$18,942
Less: One-time retirement related expenses	1,571	—	—	1,571	—
Less: Professional fees related to ERC	1,243	—	—	1,243	—
Less: Net OREO gains	7	—	—	7	—
Adjusted noninterest expenses	$10,611	$10,158	$9,652	$20,769	$18,942
Core efficiency ratio	49.96%	48.79%	54.19%	49.38%	55.45%